                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Allergan Specialty Therapeutics, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

Costa Mesa, California
November 18, 1997